PolarityTE®

Where Self Regenerates Self®

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements and projections. The company makes no express or implied representation or warrant as to the completeness of this information or, in the case of projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her, or its own independent investigation. It must be recognized that estimates of the company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements, including without limitation the projections, that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this presentation such as "will," "may," "plans," "potential," "preliminary," "anticipates", "believes", "plans", "expects", "future", "intends" and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The company's actual results may differ materially from those in the forward-looking statements and projections due to various factors, including those set forth in the sections titled "Risk Factors" in our filing with the Securities and Exchange Commission (the "SEC"). The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences. Any forward-looking statement in this presentation reflects our current view with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, industry and future growth. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.


PolarityTE®
Where Self Regenerates Self®
PolarityTE

A commercial-stage biotechnology and tissue NEO-generative company focused on transforming the lives of patients by delivering a range of functional therapies using our novel platform technology


Ask yourself—Name one company or product that truly regenerates *ANYTHING*?

We Are Often Asked Why We Left Medicine


NEW THIS MORNING
TAIWAN WATER PARK BLAZE
MORE THAN 500 INJURED IN PARTY FIRE
NBC NEWS

The WHY || We Could Do More

The Washington Post

US experts to help treat burn patients from Taiwan dust explosion





abc NEWS
SEE THE WHOLE PICTURE


TAIWAN
President Ma brings expert medical staff
to offer advice on burns treatment





THE BALTIMORE SUN

Front Page | Orioles | Maryland | Nation & World | Sports | Entertainment & Life | Business | Health | More

Hopkins doctors help with massive injuries
after Taiwan waterpark fire

http://wjla.com/features/7-on-your-side/johns-hopkins-burn-unit-team-helps-with-injuries-after-massive-fire-in-taiwan

https://www.youtube.com/watch?v=fOyPKEGHW3M

PolarityTE

Science Forgets: Basic Things Matter and Simple Things Work



PolarityTE


Complex Simplicity is Reality

PolarityTE® - We Design Platform Technologies

We believe precise design and development of our Core TE Tissue Systems, utilizing novel Minimally Polarized Functional Units (MPFUs), permits us to regenerate a full spectrum of functionally-polarized complex tissues

AUTOLOGOUS- FROM THE PATIENT FOR THE PATIENT

The immune system is highly complex and has evolved to recognize anything that is not truly "self." Our foundational technology platform is built on using autologous tissue(s) - to avoid allogeneic tissue rejection and foreign body reactions. The use of autologous tissue differentiates us from the majority of the competition.

THE CORRECT CELLULAR NICHE AND INTERACTOME

In order to regenerate functional tissue, we believe, the cellular niche - the correct microenvironment within a particular tissue that interacts with stem cells to signal cell growth, development, renewal and differentiation - must be maintained. We believe, without the appropriate cellular entities, even an autologous approach will fail.

THE RECOGNITION OF INTERFACED POLARITY

Polarity is the directionality within cells, tissues and processes that drives development and ultimate function of tissue substrates. Our platform maintains polarity to harness the regenerative capacity of the patient-derived autologous cellular niche.

A PARADIGM SHIFT FROM TYPICAL TISSUE ENGINEERING

It is not about a single cell, single growth factor or single scaffold. Rather, we believe it takes a village of cells to regenerate functional tissue, with natural interfaces, interactions and the subsequent propagation of polarity.

A PRAGMATIC TOP-DOWN APPROACH

Why deconstruct tissue down to a minimal component (single stem cell) and attempt to synthetically rebuild from the ground up? Starting with this top-down approach, we process harvested tissue to our proprietary base unit, which we believe is key for regenerating functionally-polarized tissue.

UTILIZATION OF THE HUMAN BIOREACTOR

We acknowledge the complexity of living tissue substrates and the limitations of synthetic systems. Our process is designed to quickly deliver the autologous-homologous polarized functional units for application to a patient, with the goal being tissue regeneration and expansion occurring on the patient over time.


SkinTE™
OsteoTE™
CartTE™
AdiposeTE™
MyoTE™
AngioTE™
NeuralTE™

PolarityTE® || Pipeline Technologies, Platforms & Product Systems



Core "TE" Tissue Platform Technologies
Program
Platform(s)
Optimization & Development
Prototype Modeling
Clinical Development
Market Commercialization
Cutaneous & Integument
SkinTE
Osseous MSK
OsteoTE
Chondral MSK
CartTE
Soft Tissue
AdipoTE
Muscular MSK
MyoTE
Peripheral Nerve
NeuroTE
Large & Small BV
AngioTE
Myocardial
CardTE
Hepatic Parenchyma
LiverTE
Urogenital
UroTE
Gastrointestinal
BowelTE
Pulmonary Parenchyma
PulmTE
SkinTE
OsteoTE
Related Technology Derivatives (RTD) Programs
Program
Optimization & Development
Prototype Modeling
Clinical Development
Market Commercialization
Bio-Accelerant & Modulation
Composite Tissue Systems
Advanced Cell/Tissue Devices
Advanced Particles
Advanced Fibers
Advanced Research Center & Technology Platforms Programs
Program
Optimization & Development
Prototype Modeling
Clinical Development
Market Commercialization
Gene Transfer Systems
Microbial Modulation
Advanced Living Bioreactors
Oncologic Modulators
Tolerance & Modulation

Starting with SKIN

PolarityTE®

Where Self Regenerates Self™

Tissue is NOT Simply Engineered - It Engineers Itself

Comparing Skin Substitutes to Actual Skin

Current Commercial Skin Substitutes



Acellular
Silicon film
Silicon
Nylon mesh
Collagen
Human acellular dermis
Collagen sponge and chondrotin-6-sulphate glycosaminnogylcan
Epidermal Autologous
Cultured keratinocytes sheets
Keratinocytes cell suspension
Cultured keratinocytes sheets
Microperforated hyaluronic acid membrane
Dermal Autologous
Dermal Allogenic
Silicon film
PGA/PLA mesh
Nylon mesh
Cultured fibroblasts
Hyaluronic acid derived scaffold
Collagen
Cultured neonatal fibroblasts
Cultured neonatal fibroblasts
Xenogenic Dermal
Epidermal/Dermal (Composite) Autologous
Epidermal/Dermal (Composite) Allograft
Cultured keratinocytes sheet
Cultured keratinocytes sheet
Microperforated hyaluronic acid membrane
Acellular crosslinked porcine dermis
Hyaluronic acid derived scaffold
Cultured fibroblasts
Fibroblasts
Collagen

VS.

Skin



PolarityTE®
Where Self Regenerates Self™

Understanding the Fundamentals of *REAL* Skin



Epidermis
Dermis
Hypodermis



Full-Thickness Skin

Skin is MUCH More than Keratinocytes

Compartment	Cells	Appendages & Structures	Function/Responses
Epidermis	Keratinocyte (predominant) Melanocyte	Rete Pegs	Protective barrier Pigmentation UV protection
Dermis	Langerhans cell Merkel cell		Immunity (antigen presentation) Constant touch and pressure Static two-point discrimination
	Fibroblast		Collagen/elastic fiber Ground substance
	Macrophage Mast cell		Scavenger Allergic response
	Stem and Progenitor Cells	Hair follicle Sebaceous gland	Sebum
		Eccrine sweat gland Apocrine sweat gland Naked nerve fiber	Thermoregulation Sweat Pain Temperature Chemoreceptor
		Meissner's corpuscle	Light touch Dynamic two-point discrimination
		Pacinian corpuscle	Vibration Deep pressure
		Bulb of Krause Ruffini ending	Temperature (cold) Sustained pressure Temperature (hot)
Hypodermis	Adipocyte		Insulation Energy

The Problem with Regenerative Medicine—is Tissue Engineering

The Tissue Engineering Triad

Tissue engineering triads, single cell suspension, growth factors, monolayer cultures and synthetic scaffolds struggle to regenerate complete functional tissues and are often seen as foreign by the body



Signaling Molecules
(eg. PDGF, BMP)
Cells
(eg. osteoblasts, fibroblasts)
Scaffolds
(eg. CaPO4, collagen)

A single cell, a molecule and/or scaffold struggles to regenerate functionally-polarized, hierarchically organized tissue.

Destruction of cell-to-cell, cell-to-tissue interactions disrupts and alters cellular function, physiology, differentiation and propagation.

We believe functional tissue generation requires the orchestration of living, dynamic, reactive, and intelligent systems which obey very basic biological laws deeply rooted in cell/tissue evolution.

Current Commercial Skin Substitutes



Acellular
Human acellular dermis
Silicon film
Nylon mesh
Collagen
Silicon
Collagen sponge and chondrotin-6-sulphate glycosanimnogylcan
Epidermal Autologous
Keratinocytes cell suspension
Cultured keratinocytes sheets
Cultured keratinocytes sheets
Microperforated hyaluronic acid membrane
Dermal Autologous
Cultured fibroblasts
Hyaluronic acid derived scaffold
Dermal Allogenic
Silicon film
Nylon mesh
Collagen
Cultured neonatal fibroblasts
PGA/PLA mesh
Cultured neonatal fibroblasts
Xenogenic Dermal
Acellular crosslinked porcine dermis
Epidermal/Dermal (Composite) Autologous
Cultured keratinocytes sheet
Microperforated hyaluronic acid membrane
Cultured fibroblasts
Hyaluronic acid derived scaffold
Epidermal/Dermal (Composite) Allograft
Cultured keratinocytes sheet
Fibroblasts
Collagens

A Cell ± A Growth Factor ± A Scaffold ≠ Skin

PolarityTE®
Where Self Regenerates Self™



SkinTE™

An Entirely Different Approach to the NEO-generation of Autologous Skin and Patient-Specific Wound Care

Acute and Chronic Wounds ‖ Trauma ‖ Burns ‖ Surgical Reconstruction ‖ Scar Revision

SkinTE is intended to be used by physicians and other appropriate healthcare providers for autologous homologous uses of the skin and integumentary system. Patients who have suffered from an event, disease, process or who have an acquired defect that has resulted in the functional loss or absence of the skin and integumentary system can use SkinTE as an adjunct treatment and/or in place of split-thickness skin grafting, full-thickness grafting, temporizing skin coverage and/or skin substitute products.

SkinTE ‖ Simply Put ‖ Regenerates Skin



SkinTE™


Before


After

SkinTE Applied to Complex Heel Defect ‖ Exposed Bone, Tendon & Muscle ‖ 12 Weeks of Healing

SkinTE is intended to be used by physicians and other appropriate healthcare providers for autologous homologous uses of the skin and integumentary system. Patients who have suffered from an event, disease, process or who have an acquired defect that has resulted in the functional loss or absence of the skin and integumentary system can use SkinTE as an adjunct treatment and/or in place of split-thickness skin grafting, full-thickness grafting, temporizing skin coverage and/or skin substitute products.


APWCA
AMERICAN PROFESSIONAL
WOUND CARE ASSOCIATION
17th ANNUAL NATIONAL
CLINICAL CONFERENCE
Baltimore, MD
September 6-8, 2018
apwca.org/2018

PRESS RELEASE

PolarityTE Awarded Best Presentation at the 2018 American Professional Wound Care Association 17th Annual National Clinical Conference for SkinTE Technology and Clinical Outcomes


2018
• Stable wound healing
• Repigmentation
• Formation of sweat and hair follicles
• 2-point discrimination intact
• "It feels like real skin" – Patient DM
APWCA

SkinTE™: Functional Polarization and Hierarchical Organization

Comparative Anatomy

- ❑ Epidermal, dermal and hypodermal compartments
- ❑ A dermal/epidermal junction with rete pegs
- ❑ Appendages (hair follicles, glands) and regenerative structures
- ❑ Skin that acts like skin



Native Skin
Autologous SkinTE™
SkinTE
OTS Advanced Skin Substitute Product

Comparing Native Skin to SkinTE and A Common Off-the-Shelf Tissue Product. Comparative analysis of ancillary histology (hematoxylin & eosin staining) between native skin (upper panel), SkinTE (middle panel) and a common "off-the-shelf" advanced wound care product (bottom panel). The images and data presented here are from pre-clinical studies.

SkinTE



Native Skin



Comparing SkinTE™ to Native Skin. Comparative of analysis of ancillary histology between SkinTE™ (left) and native skin (right). Ancillary stains include: Hematoxylin and Eosin, Trichrome and Periodic Acid-Schiff. The images and data presented here are from pre-clinical studies.

SkinTE™ Compared to Commercially Available Skin Substitutes

Skin is Much More than a Single Layer of Cells Providing a Barrier – Skin is the Largest Organ In The Human Body And Requires Regeneration Of All Components For Normal Function

SkinTE

"[W]ithout the component of the recipients own distinct epithelium and cellular skin elements, permanent skin replacement or coverage by the graft cannot be accomplished...[and]...sufficient data is available to establish distinct inferiority to human skin autografts and preclude their designation as skin equivalence." -Conclusions from CMS on all current skin substitute wound care products*

Tissue Product	Cellular	Tissue Source	Regenerative Stem Cell Niche	Cellular Architecture & Interfaces	Regenerates Full -Thickness Functional Skin & Appendages (Hair, Glands etc.)
SkinTE	Yes	Autologous Full-Thickness Skin	Yes	Yes	Yes
Animal Collagen Scaffolds	No	Xenograft Collagen	No	No	No
Acellular Dermal Matrix	No	Allogeneic Acellular Dermis	No	No	No
Amnio-placental Membranes	Yes/No	Allogeneic Human Amnion	No	No	No
Cultured Keratinocytes on Matrices	Yes	Allogeneic Neonatal Foreskin	No	No	No
Allograft (Cadaveric) Skin	Yes	Allogeneic Human Skin	No	No	No
Cultured Epithelial Autograft (CEA)	Yes	Cultured Epidermal Cells+ Mouse Cells (Xenograft)	No	No	No

*Local Coverage Determination (LCD): Wound Application of Cellular and/or Tissue Based Products (CPTs), Lower Extremities (L36690) 1/2017; Local Coverage Determination (LCD): Application of Skin Substitutes (L36466) 10/2017; Local Coverage Determination (LCD): Application of Bioengineered Skin Substitutes to Lower Extremity Chronic Non-Healing Wounds (L35041) 5/2017.

PolarityTE®
Where Self Regenerates Self™

What is SkinTE™ ?

For the repair, reconstruction & replacement of full-thickness skin

SkinTE is a human cellular and tissue-based product derived from a patient's own skin to regenerate full-thickness, functionally-polarized skin with all of its layers (epidermis, dermis and hypodermis) and appendages, including hair follicles and glands.

For the autologous homologous treatment of skin tissue

- Wounds (acute & chronic)
- Surgical reconstruction events
- Burns (acute, subacute & burn reconstruction)
- Scar revision
- Traumatic injuries
- Replacement of skin grafts or failed flap coverage

Clinical Use of SkinTE in Refractory Wound[3]



Before treatment | Midstage healing after treatment with SkinTE


SkinTE™
For the repair, reconstruction & replacement of full-thickness skin
PolarityTE

SkinTE is intended to be used by physicians and other appropriate healthcare providers for autologous homologous uses of the skin and integumentary system. Patients who have suffered from an event, disease, process or who have an acquired defect that has resulted in the functional loss or absence of the skin and integumentary system can use SkinTE as an adjunct treatment and/or in place of split-thickness skin grafting, full-thickness grafting, temporizing skin coverage and/or skin substitute products.

SkinTE™ ‖ A Simple Approach to Complex Problems

Chronic Ulcer Refractory to Split Thickness Skin Graft

Failed Multiple Skin Grafts and Refractory to Advanced Wound Care

Patient Overview:

Middle-aged male who suffered injuries during a motor vehicle collision to both his left and right lower extremities two years prior. At the time of injury, both his right lower extremity (RLE) and (LLE) were treated with the clinical standard of care (Skin Grafts). The skin graft to the left leg successfully took and is depicted in the figure below after two years of healing. The right leg failed multiple skin grafts and advanced wound care therapies over the course of two years, resulting in an open chronic wound.



2-Year-Old Chronic Refractory Wound on the Patient's Right Lower Extremity

2-Year-Old Previously-Placed Skin Graft Located on the Patient's Contralateral Left Lower Extremity

Right leg; 2 years of failed treatments

Left leg: 2 years following a skin graft


1. Provider uses materials from the all-inclusive Harvest Box to take a small, full-thickness skin sample from the patient and return it to PolarityTE in the provided parcel
PolarityTE
2. PolarityTE manufactures SkinTE
3. SkinTE is contained within a syringe and is returned to provider in an all-inclusive Deployment Box as soon as same day
4. Provider applies SkinTE to patient's wound/defect, covers with dressings and cares for wound/defect similar to standard of care for skin grafts
Welcome to the Shift
SkinTE
PolarityTE

Progression of Healing Following a Single Application of SkinTE[2]

Sequential 12 Week Progress – Representing Early Healing Events Over Time



SkinTE Following application of SkinTE to the right leg's chronic and refractory wound the healing was monitored over and sequentially imaged in order to monitor progression of epithelialization, regeneration of appendages and neodermal development.


SkinTE™

PolarityTE®
Where Self Regenerates Self™

SkinTE **"If I had to choose between SkinTE and another skin graft, I would choose SkinTE every time because it is actually working, and you do not have a huge area of healthy skin removed that also then needs to heal, like with traditional skin grafts" - Devon, a SkinTE Patient**

Progressive Healing || Progressive Sensation & Bio-impedance

Progressive Healing Through Appendage Development and Propagation Drives Functional Skin Formation



Progression of Healing Following a Single Application of SkinTE²
Sequential 12 Week Progress – Representing Early Healing Events Over Time

Following application of SkinTE to the right leg's chronic and refractory wound the healing was monitored over and sequentially imaged in order to monitor progression of epithelialization, regeneration of appendages and neodermal development.

Sensation and Bio-Impedance



2-Point Discrimination Threshold (cm)
NS
*
SkinTE
Native Skin
STSG



c.
SkinTE
Native Skin
STSG
Relative Percent Bioimpedance (%)
NS
*
Moisture
Oil
Pliability

Comparing the Appendages: SkinTE vs. Native Skin



Confocal Merge
Confocal Dual
ESEM
Stereoscopic
HF Native Skin
HF SkinTE

Molecular Fingerprinting of the Hair Follicle: SkinTE vs. Native Skin



Comparative Raman Spectroscopic Fingerprinting of Hair Follicles
HF SkinTE
HF Native Skin
Δ HF SkinTE :HF Native Skin
Raman Intensity (cps)
Raman Shift (cm-1)

PolarityTE

We Need More than Great Technologies

We Need Great Tangible & Pragmatic Products


Welcome to the Shift™
SkinTE
SkinTE
Instructions for Use
Small
PolarityTE


60mL
50
40
30
20
10

<u>Our GOAL || Our CAUSE || Our BELIEF || Our PRIORITY</u>

1. A Totally DIFFERENT and BETTER Technology
2. The EASY Technology for ALL to use
3. LOWER COST and IMPROVING Health Economics
4. SIMPLE Reimbursement that WORKS for All Parties

SkinTE: Designed and Developed for ALL

From a small piece of tissue to the regeneration, replacement and/or reconstruction of full-thickness, hair-bearing skin


Welcome to the Shift™
SkinTE
Small
UN3373
Instructions for Use
PolarityTE


PolarityTE
SkinTE

Intended to be used by physicians and other appropriate healthcare providers for homologous uses of the skin and integumentary system. Patients who have suffered from an event, disease, process or who have an acquired defect that has resulted in the functional loss or absence of the skin and integumentary system can use SkinTE as an adjunct treatment and/or in place of split-thickness skin grafting, full-thickness grafting, temporizing skin coverage and/or skin substitute products.

Product Designed for All

SkinTE was specifically designed to reduce barriers to regenerative wound care treatment for patients, providers and facilities

Medical Providers

Surgeons, Medical Doctors, Physician Assistants, Nurses, Wound Care Providers, Medics

Patient Wounds

Acute wounds, chronic wounds, acute burns, burn reconstruction, scar revision, surgical reconstruction, replacement of skin grafts

Facility Locations

Wound Clinics, Doctors Offices, Operating Rooms, Emergency Departments, Inpatient Bedside, Forward Operating Centers and Humanitarian Efforts

SkinTE™ ‖ Early-Stage Healing in Patients



Early Progression of Healing - 7 Week Time Period

SkinTE™ was designed and developed to treat a full spectrum of defects and conditions of the skin in a manner which truly promotes and utilizes the concept of self regeneration early on in the healing process—Where Self Regenerates Self®

Conditions Treated with SkinTE™

Replacement of Prior Skin Grafts ‖ Acute Surgical Reconstruction ‖ Acute Wound Treatment ‖ Chronic Wound Treatment ‖ Acute Burn Treatment ‖ Post-Burn Reconstruction ‖ Scar and Contracture Revision ‖ Keloid and Hypertrophic Scar Revision ‖ Subacute Burn and Wound Reconstruction ‖ Coverage and/or Replacement of Skin Substitute ‖ Failed Skin Graft Replacement ‖ Failed Flaps Coverage ‖ Soft Tissue Coverage in Infected Defects ‖ Epidermolysis Bullosa

Used in both Adult and Pediatric Patients in a Variety of Clinical Settings
Deployment in Additional Separate Wounds within Return Patients



Early Progression of Healing - 4 Week Time Period | 12 Weeks



Early Progression of Healing - 6 Week Time Period | 5 and 6 Months

SkinTE

SkinTE™ ‖ Early-Stage Healing in Patients ‖ Where Skin Grafts Fail

Infected Subacute Burn Wounds and Exposed Bone



4 Weeks Following SkinTE

Complex and Acute Traumatic Wounds



16 Weeks Following SkinTE

Permanent Skin for Large TBSA% Acute Burn Coverage



Early Progression of Healing - 8 Weeks Following SkinTE

Replacement of Skin Grafts and Scar Contractures



Early Progression of Healing - 12 Weeks Following SkinTE

PolarityTE®
Where Self Regenerates Self™

SkinTE™ ‖ Waging War on Skin Grafts

SKIN GRAFTS - LIMITED DONOR SKIN

NATIVE DONOR SKIN IS LIMITED: Full-thickness autograft skin, which is currently the only way to deliver full-thickness, functional skin to a patient, is extremely limited because it requires closure of the donor site and a patient's own skin is finite - thus, full-thickness therapy can only be used for small defects/wounds.

SCAFFOLDS AND MATRICES - NO CELLS

SCAFFOLDS AND MATRICES LACK CELLS AND ARE NOT LIVING: Acellular scaffolds or matrices lack the innate ability to regenerate tissue and rely on surrounding tissue in-growth and, ultimately, secondary skin grafts for definitive coverage.

ALLOGENEIC/XENOGENEIC CELLS & TISSUES

FOREIGN CELLS AND TISSUES ARE REJECTED BY THE IMMUNE SYSTEM: Another person's cells or animal cells are often rejected and can result in scarring, leaving a wound reliant on native healing or secondary surgery to attain coverage.

INCOMPLETE CELL POPULATIONS

SKIN IS MUCH MORE THAN JUST KERATINOCYTES AND FIBROBLASTS: The current standard of care - split-thickness autograft skin — replaces only the top layer of skin, leaving out the stem cell niche, functional layers of tissue and appendages, which we believe are vital for regeneration. This often results in a healed barrier that contracts and scars with limited to no function.

Different Cells and Structures Exist at Different Layers within the Skin—Taking Only Some of them Prevents the Regeneration of Full-Thickness Hair-Bearing Skin



Epidermis
Dermis
Follicular bulge
Split thickness
Full thickness



Skin Grafts Do Not Capture the Necessary Cells and Structures to Regenerate Full-Thickness Hair-Bearing Skin nor Can they Expand to Cover Large Surface Areas on the Body



Epidermis
Dermis
Follicular bulge
Split thickness
Full thickness

Split-Thickness Skin Grafts



Harvest Locations for Full-Thickness Skin Graft

SkinTE vs. Skin Grafts—Donor Sites DO Matter

Skin Graft Donor Site @ 2 years Following Dermatome





Split-Thickness Skin Grafts
Epidermis
Dermis
Follicular bulge
Split thickness
Full thickness

Consider Donor Site(s)

- Size and Expansion
- Pain
- Scar
- Type of Facility
- Type of Provider

SkinTE Harvest Site Following Primary Closure



Mark Site



Excise Graft
CM 1 2 3 4 5



Primary Closure



Harvest Locations for Full-Thickness Skin Graft

PolarityTE®
Where Self Regenerates Self®

Expansion and Growth on the Patient ‖ Human Bioreactor

SkinTE™ was designed and developed to treat a full spectrum of defects and conditions of the skin in a manner which truly promotes and utilizes the concept of self regeneration early on in the healing process—Where Self Regenerates Self™

Progressive Early-Stage Healing After Application of SkinTE™ to Pediatric Burn Patient Following Excision of Standard of Care, a Split-Thickness Skin Graft. 10-year-old African American male who suffered a burn (two years prior) to the left anterior torso, upper extremity and posterior torso which was treated acutely at that time with the current clinical standard of care, split-thickness skin grafts (STSGs). Over the next two years, the skin grafts progressively formed scars and contracted. The patient and family were concerned with the progressive contraction and advanced scar formation (keloids) forming within the skin grafted areas and requested excision of the skin grafts and subsequent reconstruction of the affected regions. An area of the skin graft over the left chest was excised and replaced with SkinTE™ and monitored at two week intervals for return of pigmentation, reduction in scar formation and prevention of contraction and keloid formation. The figure depicts a subset of images showing progressive early-stage healing and show early propagation of melanocyte pigment, progressive resolution of scar tissue at excised margin and inhibition of wound margin contraction during early healing events (first six weeks) with SkinTE™. The same ROIs and margin of the wound are depicted throughout the figure images over two week time intervals (week 0, 2, 4 and 6). (a.) Intra-operative image of the excised wound bed (STSG removed) which depicts underlying fibrotic scar tissues overlying left pectoral muscle. Regions of interest (ROIs) (white and black dotted box and lines) are zoom enhanced to the right of the images respectively. White and black arrows indicate the border of the wound and the margin of the excised wound bed. (b.) Post-operative images of the SkinTE™ wound bed and surrounding tissues at two weeks post-operative follow up. Encircled numbers (①-⑥) indicate six distinct regions of expanding pigment within the ROIs. Notice comparative width of scar margin between white and black arrows over time progression. (c.) Post-operative images of the SkinTE™ wound bed and surrounding tissues at four weeks post-operative follow up. Notice expansion of melanin pigment and reduction in the width of the scar margin between arrows. (d.) Post-operative images of the SkinTE™ wound bed and surrounding tissues at six weeks post-operative follow up. Notice nearly complete resolution of scar (black solid arrows). Remaining STSG, which was not excised at the time of surgery, can still be seen at the right wound margin and is identified with the white bracket STSG indicator. Additional images at mid and late-stage healing will be included in publication.



Excision of Split-Thickness Skin Graft (Intraoperative)
a.
SkinTE™ Treated Wound Bed & ROIs (2 Weeks Post-Op)
b.
STSG
① ② ③ ④ ⑤ ⑥
SkinTE™ Treated Wound Bed & ROIs (4 Weeks Post-Op)
c.
STSG
① ② ③ ④ ⑤ ⑥
SkinTE™ Treated Wound Bed & ROIs (6 Weeks Post-Op)
d.
STSG
① ② ③ ④ ⑤ ⑥

SkinTE

PolarityTE

SkinTE™ – Replacement of Split-Thickness Skin Grafts

SkinTE Following Replacement of Split-Thickness Skin Graft in Fibrotic Wound Bed
Conducting Pinch Test of SkinTE at 6 months



Punch Biopsy of SkinTE Depicts All Layers of Full-Thickness Skin and Appendages
Rete Pegs Located at Epidermal/Dermal Junction Prevent Shear Skin



Epidermis
Dermis
Hypodermis
Subcutaneous Fat
Cornified Pigmented Epidermis
Rete Pegs of Dermal-Epidermal Junction



Native Skin
SkinTE™
Dermascope
[ROI] Dermascope
HF
HF



Comparative Molecular Fingerprinting of SkinTE™ vs. Native Skin
Raman Intensity (cps)
Raman shift (cm-1)
Native Skin
SkinTE

SkinTE™ Biopsy – Correlative Layers of Skin

SkinTE

Patient Punch Biopsy of SkinTE Depicts All Layers of Full-Thickness Skin
Rete Pegs Located at Epidermal/Dermal Junction which Prevent Shear Skin



Epidermis
Dermis
Haematoxylin and Eosin
Periodic Acid Schiff
Trichrome Blue



Stratum Corneum
Stratum Lucidum
Stratum Granulosm
Stratum Spinosum
Stratum Basale
Dermal/Epidermal Junction: Rete Pegs
Papillary Dermis
Reticular Dermis
Epidermis
Dermis



Epidermis
Dermis
Hypodermis
Subcutaneous Fat

SkinTE™ – Coverage of Failed Areas of Skin Grafts

Acute Scald Burn to torso, genatialia, thighs in a 2-year-old
Areas of failed skin graft treated with SkinTE
SkinTE – Progression over 1 Month


Welcome to our
KEY OPINION LEADER SUMMIT
for SkinTE™

Before



After


SkinTE
STSG
Contraction

PolarityTE®
Where Self Regenerates Self™

Commercialization Updates

for SkinTE™



SkinTE™ - Commercialization and Staged Growth

STAGE 1: Product Development

Finalization of the SkinTE product development with the goal of the easy product to choose and simple product to use

STAGE 2: FDA 361 HCT/P Process Verification(s)

FDA regulatory processes for verified registrations and site inspection with SkinTE as a human cell/tissue product 361 HCT/P

STAGE 3a: Commercial[1] - Limited Market Release

Controlled release of commercial tissue product to specific centers for use across full spectrum of conditions with associated publications

STAGE 3b: Parallel Head-to-Head Trials

Strategic head-to-head trials against current standard of care (STSG) - Prospective multi-centered trials with associated publications

STAGE 4a: Commercial[2] - Regional Market Release

Strategic commercial release with sales growth focus in large metropolitan areas PolarityTE sales and clinical operations teams

STAGE 4b: Commercial[3] - National Market Release

Correlate sales growth metrics and kinetics and initiate national wave with direct sales and +/- distribution partner

STAGE 5: Commercial[4] - Full Scale Market Release

Correlate sales growth metrics and kinetics and initiate full-scale wave with direct sales and +/- distribution partner in both national and international sectors



SkinTE
Commercial - Limited Market Release (β)
Commercial - Targeted Regional Market Release
Commercial - National Market Release
Commercial - Full-Scale Market Release
Prospective Multicentered (3) Trial: Head to Head vs. STSG
Constant Growth of Data Packages

Current Addressable Markets

United States Markets

Relative Wound Incidence



Relative Wound Size



Relative Market Size



Burn Wounds
127 Burn Centers
>$3 Billion Addressable Market

Surgical Reconstruction & Traumatic Wounds
600 Level I-III Trauma Centers
>$23 Billion Addressable Market

Chronic Wounds
> 2,000 Wound Care Centers
>$24 Billion Addressable Market

Worldwide Wound Prevalence, Trends & Markets[1]


Burn Wound Prevalence Worldwide: 2012-2017
Millions
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2012
2013
2014
2015
2016
2017
Burn wounds (outpatient)
Burn wounds (medically treated)
Burn wounds (hospitalized)


Surgical and Traumatic Wound Presence: 2012-2017
Millions
180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
2012
2013
2014
2015
2016
2017
Surgical Wounds
Traumatic Wounds
Lacerations


Chronic Wound (Ulcer) Prevalence Worldwide: 2012-2017
Millions
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
2012
2013
2014
2015
2016
2017
Pressure Ulcers
Venous Ulcers
Diabetic Ulcers

Global markets for tissue engineering and regenerative medicine is expected to grow to > $100 billion by 2022, with a five-year CAGR of 26.0%

Worldwide prevalence of wounds is exponentially rising in all categories, and expected to reach >250 million wounds by 2020

1. Worldwide Wound Management, Forecast to 2024: Established and Emerging Products, Technologies and Markets in the Americas, Europe, Asia/Pacific and Rest of World. *MedMarket Diligence*. 2017; Report #S251

PolarityTE®
Where Self Regenerates Self™

Commercialization of the SkinTE Tissue Product

2018	2019	2020
Limited Market Release	**Regional Market Release**	**Full National Release**
Deep Product Insight Controlled Logistics KOL Development Early Evidence	Market Segmentation Multi-Tier System Approach Targeting Timelines Continued Evidence	Polarity Sales Team Covering Entire US Following National Medical Conferences SkinTE Publications Anticipated Prelim CMS Rec for SkinTE Q-Code

Defect Sizes (cm²)



35%
30%
25%
20%
15%
10%
5%
0%
Percentage (%) of Defects
0-49
50-199
200-999
1000-1999
>2000

Types of Defects



60%
50%
40%
30%
20%
10%
0%
Percentage (%) Defects Treated
Burns
Surgical
Wounds

Requested Delivery Times (Days)



50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Percentage (%) of Products Produced
1
2
3
>4

The PolarityTE "Nodes"

- High Volume/Large Population Areas
- Improve Regional Logistics
- Further Reduce Turn-around and COGS



PolarityTE®
Where Self Regenerates Self™

Review || Commercialization of the SkinTE Tissue Product

2018	2019	2020
Limited Market Release	Regional Market Release	Full National Release

Review of the SkinTE Regional Market Release

- During the fiscal third quarter (ended July 31, 2018) we transitioned from the limited market release (LMR) to the regional market release (RMR).
- Transitioned involved hiring two regional sales representatives
- SkinTE continues to have a 100% success rate at navigating VACs with a positive opinion returned at every VAC that has provided an opinion
- Recently hired an additional 10 sales representatives for major metropolitan areas

Guidance We Have Provided

- We DO NOT view the current Bloomberg 2019 Revenue Estimate ($24.2m) as Particularly Challenging
- Our existing cash and cash equivalents will be adequate to satisfy our capital needs for at least the next 12 months



Common Site Initiation Process in RMR
TEP
VAC
PA
1M
2M
3M
4M
Active
RMR Target Sites: >500
Sites in process: 289
Sites Active: 37

TEP: Trial Evaluation Product
VAC: Value Analysis Committee
PA: Purchase Agreement

PolarityTE®
Where Self Regenerates Self®

SkinTE™ ‖ A Comprehensive Approach to Skin Regeneration

Approach From ALL Directions



Welcome to the Shift™
SkinTE
PolarityTE
1. Provider uses materials from the all-inclusive Harvest Box to take a small, full-thickness skin sample from the patient and return it to PolarityTE in the provided parcel
PolarityTE
2. PolarityTE manufactures SkinTE
3. SkinTE is contained within a syringe and is returned to provider in an all-inclusive Deployment Box as soon as same day
4. Provider applies SkinTE to patient's wound/defect, covers with dressings and cares for wound/defect similar to standard of care for skin grafts

- Regeneration of Autologous Permanent Skin
- A Product Designed for ALL Providers, Facilities and Settings
- No Cost to Stock Product
- Drive Forward Cost-Reduction and Improve Health Economics
- Simple, Sensible Reimbursement Systems
- Comprehensive Product & Technology Support



SkinTE™
For the repair, reconstruction & replacement of full-thickness skin
SkinTE is a human cellular and tissue-based product derived from a patient's own skin to regenerate full-thickness, functionally-polarized skin with all of its layers (epidermis, dermis and hypodermis) and appendages, including hair follicles and glands.
Wounds (acute & chronic)
Surgical reconstruction events
Burns (acute, subacute & burn reconstruction)
Scar revision
Traumatic injuries
Replacement of skin grafts or failed flap coverage
FOR MEDICAL PROVIDERS | www.PolarityTE.com
PolarityTE

A Totally Different Product ‖ A Totally Different Type of Support


Verizon
1:13 PM
53%
PolarityTE
RTA
Log In
Sign Up

24-Hour Product Support with PolarityTE RTA


Delivered

The PolarityTE Real-Time Assistant (RTA) application is a HIPAA-compliant product support tool to facilitate communication between PolarityTE and providers.

PolarityTE™
Real-Time Assistant App

A face-to-face consultation with a PolarityTE™ physician 24 hours a day.


Verizon
11:42 PM
89%
PolarityTE
RTA

A New Way to Communicate and Use PolarityTE® Products: The PolarityTE® Real-Time Assistant App for iOS, Android and Computer Systems Allows Peer-to-Peer Support Between Medical Professionals and PolarityTE® Physicians 24-hours a Day Using: Video Chat, Text, Email, Call, Video/Image Submission and Product Tracking

Reimbursement for SkinTE ‖ Keep it Simple



2018 REIMBURSEMENT GUIDE: PROVIDER
Provider Coding and Payment for Procedures Using SkinTE™
SkinTE
SkinTE™
REIMBURSEMENT GUIDE
For the repair, reconstruction & replacement of full-thickness skin
SkinTE is a human cellular and tissue-based product derived from a patient's own skin to regenerate full-thickness, functionally-polarized skin with all of its layers (epidermis, dermis and hypodermis) and appendages, including hair follicles and glands.
For the autologous homologous treatment of skin tissue[1]
Wounds (acute & chronic)
Surgical reconstruction events
Burns (acute, subacute & burn reconstruction)
Scar revision
Traumatic injuries
Replacement of skin grafts or failed flap coverage
FOR MEDICAL PROVIDERS | www.PolarityTE.com | www.PolarityTE.com/products/SkinTE
PolarityTE®
Where Self Regenerates Self®

A Simple and Sensible Reimbursement System with Basic Codes

A Goal to Drive Forward Cost-Reduction and Improve Health Economics

Pass the Savings on to the Patient, Provider and Payer

Access to the product sparking a paradigm shift

SkinTE is available for patients who have functional loss or void of skin/integument systems. SkinTE can be used as an adjunct and/or in place of skin grafting, temporizing skin coverage and/or skin substitute products.

Contact PolarityTE for more information about clinical use of SkinTE.
ClinicalOperations@PolarityTE.com or 1-833-631-9954

For more information about reimbursement for SkinTE contact:
Reimbursement@PolarityTE.com or 1-800-284-0262

To order SkinTE contact: SkinTE@PolarityTE.com

PolarityTE®
Where Self Regenerates Self®

Next Platform Product on the Horizon?


OsteoTE
Welcome to the Shift®
PolarityTE

OsteoTE™ - Expected to Launch in Late 2018


Welcome to the Shift™
OsteoTE
Small
OsteoTE
Instructions for Use
PolarityTE




60mL
50
40
30
20
10


PolarityTE
OsteoTE

OsteoTE™ is an autologous - from the patient, for the patient - product intended for bone repair, reconstruction, replacement, supplementation and regeneration, including in the long bone, craniomaxillofacial, spine, dental, hand and foot/ankle markets.

OsteoTE™ — Regeneration of Bone in Critical Defects



Week 0
Week 8
Pre-Defect Native (CT)
a.
Defect-Native (Gross)
b.
Defect Native (CT)
c.
1
2
Post-Defect Treated (CT)
d.
Post-Defect Treated (CT) - [ROI] 3-D Surface Plot
e.
Micro-CT
Surface Plot

Comparative Imaging of CLICSAM Substrate in Critical Sized Cranial Defect Model System. (a.) Three dimensional (3-D) micro computed tomography (micro-CT) native cranial bone displaying pre-defect left parietal and right parietal bones of *in vivo* model system at timepoint T^{PDN}. (b.) Gross image of surgically-created, complete, bi-parietal critical sized defects of both the left and right parietal bones within the *in vivo* model system at timepoint T^{0}. (c.) 3-D micro-CT of surgically-created, complete (full-thickness), bi-parietal critical sized defects of both the left and right parietal bones within the *in vivo* model system. ① Indicates the right parietal bone region with 8 mm diameter defect at timepoint T^{0} which was un-treated and maintained as the defect control throughout study. ② Indicates the left parietal bone region with 8 mm defect which was treated with the osseous-derived CLICSAM substrate and maintained as the defect-treated control throughout the study. (d.) 3-D micro-CT of surgically-created, complete, bi-parietal critical sized defects of both the left and right parietal bones within the *in vivo* model system at 4 weeks post-procedure and intervention (timepoint $T^{PPI\text{-}4WK}$). ❶ Indicates the un-treated right parietal bone region (defect control) at 4 weeks. ❷ Indicates the treated left parietal bone region (CLICSAM treatment) at 4 weeks. (e.) Depicts the relative margins of the primary bi-parietal defects (dotted circles) at time point T^{0}; ROI (broken line box) indicates zoomed comparison of 4 weeks post-treatment defects of 3-D micro-CT and correlative 3-D thermal spectrum colored surface plot indicating relative surface depth and volumetric contour. Abbreviations: Pre-defect Native Timepoint (T^{PDN}): timepoint at which native skull was imaged prior to creation of defect; Defect Native Timepoint (T^{0}): timepoint at which complete (full-thickness) 8 mm critically sized defects were created in parietal skull regions; Post-procedure and intervention at 4 weeks timepoint ($T^{PPI\text{-}4WK}$): timepoint at which 4 weeks have passed since the defects were created +/- treated with intervention.

Polarized Interfaces Drive Vascularized Osteogenesis



Native Bone
Defect Control
Auto Bone Plate
OsteoTE
OsteoTE + BG^{ALLO}
OsteoTE + DG^{ALLO}
DBM + BMP2

Comparing OsteoTE™ to Native Bone and Other Products



Native Bone
OsteoTE
OsteoTE + BG^{ALLO}
OsteoTE + DG^{ALLO}
Autologous Bone Plate
DBM + BMP2

OsteoTE



DBM + BMP2



OsteoTE™: Molecular Fingerprints Drive Functional Tissues

Integrative Angiogenesis and Osteogenesis Correlate this with Functional Outcomes and Tissue Fingerprints

Angiogenesis Profile

Osteogenesis Profile





OsteoTE +BG
OsteoTE +DG
OsteoTE
Native Bone
Auto Bone Flap
Defect Control
DBM + BMP2
Load (N)
Displacement (mm)
0
10
20
30
40
50
60
0
0.5
1
1.5
2



Native Bone
Defect Control
Auto Bone Plate
OsteoTE
DBM + BMP2



Native Bone
Defect Control
Auto Bone Plate
DBM + BMP2
OsteoTE
OsteoTE + DG^ALLO
OsteoTE + BG^ALLO



Welcome to the Shift™
OsteoTE
PolarityTE

OsteoTE Preclinical Completed

- CMF
- Long Bone
- Spinal Fusion

Autologous Bone Graft	DBM + BMP2	AHBC



Autologous Bone Graft	DBM + BMP2	AHBC





Frequency of Fusion vs. No Fusion
% Fused
0
20
40
60
80
100
*
*
Autograft
DBM + BMP2
AHBC



Bone Mineral Density
BMD (mg/ml)
0
100
200
300
400
500
*
*
Autograft
DBM+BMP2
AHBC

PolarityTE
Where Self Regenerates Self™

Current Strategic Imperatives & Recent Notable Achievements

Accomplished in Preceding 12 months

- Corporate Growth > 120 employees with 50% having advanced degrees
- An Experienced and Growing Management Team and BOD
- An Effective Translation of SkinTE from Technology to Commercial Product
- Design, Development and Scalable Buildout of our New Biomedical Manufacturing Facility
- Rollout of our Strategic and Staged Commercial Launch Process for SkinTE
- Successful Reimbursement and HCPCS Application Submission
- Head to Head Clinical Trials and Upcoming Clinical Trials
- Fierce Development and Progression of our Pipeline, Platforms, & Technologies
- Successful Development of our RTD and ARC programs
- Successful Shareholder Returns
- Strategic Acquisition of our own Contract Research Organization (CRO)
- Successful Development of PolarityRD
- Development and Deployment of the PolarityTE RTA and Digital Face
- Continued Development of Intellectual Property
- The PolarityTE Vision and Pragmatic Translation of Technology Going Forward

Expectations and Catalysts for Next 12-18 Months

- Continue With Commercial Roll Out of SkinTE in US, Drive Revenues And Advance Towards Profitability
- Expand Globally With The Construction of A Manufacturing Facility and the Development of a Commercial Footprint in Asia and Europe
- Construction of Multiple Manufacturing Nodes in the US Allowing for Regional Production and Same Day Turnaround of Core TE Products
- Complete current head-to-head inpatient clinical trials
- Initiate RCTs for SkinTE health economics in outpatient settings
- Multiple Presentations of Clinical Outcomes at Industry Conferences and in Peer-Reviewed Journals
- Register OsteoTE as a Human Cell Tissue Product for Commercial Use
- Initiate the Limited Market Release of OsteoTE in Segments of the Bone Markets
- Complete CartTE Pre Clinical Studies and Move Toward Commercial Registration
- Advance RTD and ARC Programs into Product Forms and Pursue Advanced Studies and Trials

PolarityTE®
Where Self Regenerates Self™

PolarityTE® ‖ YES—WE ARE DIFFERENT

PolarityTE & Paradoxical Innovation

We Have Been Successful, Growing and Ahead of Schedule

- A Different Technology, Team, View, Approach and Cause
- We Know We Are Different and We Take Pride in This
- We ARE NOT and WILL NOT Be a Single Product Type of Company
- We Will Continue to Focus on Executing and Delivering
- Our Focus is Innovation - not Iteration
- Innovation has "no checklists, normatives and practices[1]"
- We Design More Than an Acute Concept - We Develop an Entire Systems
- "The Uniqueness Paradox[2]" - New is Sometime/Often Scary


PolarityTE

[1]Innovation for a Complex World Embracing the Paradoxes of Innovation By Zia Khan & Kippy Joseph Stanford Social Innovation Review Summer 2013
[2] Corporate Strategy and the Uniqueness Paradox -Todd Zenger

PolarityTE® Where Self Regenerates Self™

PolarityTE® ‖ Innovation is NOT Always What is Asked For


"IF I HAD ASKED PEOPLE
WHAT THEY WANTED,
THEY WOULD HAVE SAID:
FASTER HORSES..."
Henry Ford
PolarityTE
Where Self Regenerates Self

The PolarityTEAM: Management



Denver Lough, MD, PhD
Chief Executive Officer & Chairman
Chief R&D Officer
John Hopkins Hospital & School of Medicine



Edward Swanson, MD
Chief Operating Officer
John Hopkins Hospital & School of Medicine



Paul Mann CFA, MSE
Chief Financial Officer
Highbridge Capital



Cameron Hoyler, JD
EVP Corporate Development & Strategy
General Counsel
King & Spalding LLP



Nikolai Sopko, MD, PhD
Chief Scientific Officer & VP R&D
John Hopkins Hospital & School of Medicine



Jennifer Burdman, JD
Chief Intellectual Property Officer & Deputy General Counsel
King & Spalding LLP



Mark Lehman, J.D.
Chief Legal Officer
Parsons Behle & Latimer



Holly Kramen, JD
Chief Compliance Officer & Privacy Officer
Pfizer



Caroline Garrett, DVM, DACLAM
Chief Veterinary Officer
John Hopkins Hospital & School of Medicine



Maurice Nahabedian, MD, FACS
Chief Surgical Officer
Georgetown University Hospital & School of Medicine



Stephen Milner, MD, DDS, DSc, FACS
Chief Clinical Officer
John Hopkins Hospital & School of Medicine



Michael Neumeister, MD, FRCSC, FACS
Chief Medical Officer
Southern Illinois University School of Medicine



Alain Adam
Vice President of National Sales
Medtronic



Sharon Whalen, MS
Vice President of Market Access
Acelity



Rich Haerle MBA, MPH
Vice President of Investor Relations
Deutsche Bank



Kolby Day, JD
Vice President of Corporate Operations
Compass Biomedical



David Blum PhD, MA
Vice President of Design
Johns Hopkins School of Medicine



Ryan Mathis MD
Vice President of Clinical Operations
Georgetown University Hospital & School of Medicine



Naveen Krishnan, MD
Vice President of Functional Analytics
Georgetown University Hospital & School of Medicine



Jacob Patterson , MBA
Vice President of Finance
Thermo Fisher Scientific

PolarityTE®
Where Self Regenerates Self™

The PolarityTEAM: Board of Directors



Peter Cohen, MBA
Director

- Former Board Member of the NYSE and Chairman and CEO of Cowen Inc.
- Member of the Board of Directors of Quadrant Biosciences, Inc., and Vice Chairman and Lead Director of the Board of Directors of Scientific Games Corporation. Aerved on The Federal Reserve International Capital Markets Advisory Committee, American Express, The Depository Trust Company, Telecom Italia SpA, Olivetti SpA, and Kroll Inc.



Ramses Erdtmann
Director

- Managing Partner at Point Sur Investors, a biotech investment fund focused on innovative therapies. Formerly at Pharmacyclics and remained with AbbVie as a consultant until 2016 post the acquisition of Pharmacyclics by AbbVie
- Grew Pharmacyclics from 47 employees and a market cap of $20 Million, to 634 employees and a market cap of $21 Billion



David Seaburg
Director

- Managing Director and Head of Sales Trading at Cowen, a leading healthcare franchise in equities research, sales and trading and investment banking.
- As a CNBC Fast Money Contributor he provides regular on-air market commentary for the network



Steve Gorlin
Director

- Vice Chairman of NantKwest
- Founder of Hycor Biomedical, Inc. (acquired by Agilent), Theragenics Corporation, CytRx Corporation, Medicis Pharmaceutical Corporation (acquired by Valeant for $2.6B), EntreMed, Inc., MRI Interventions (MRIC), Medivation (acquired by Pfizer for $14B), MiMedx (MDXG), and current



Jeff Dyer, MBA, PhD
Director

- Horace Beesley Professor of Strategy at Brigham Young University and at the Wharton School, University of Pennsylvania. Internationally recognized strategy and innovation expert. Author of business best-sellers The Innovator's DNA and The Innovator's Method, research publications in in Forbes, Economist, Fortune, BusinessWeek, Wall Street journal, and Harvard Business Review (most published strategy scholar in HBR)



Willie Bogan JD, MA
Director

- Previously Associate General Counsel and Corporate Secretary of McKesson Corporation
- Stanford Law School JD
- Rhodes Scholar, Oxford University MA in Politics and Economics
- Dartmouth College Phi Beta Kappa and Summa Cum Laude



Jon Mogford, PhD
Director

- Vice Chancellor for Research, Texas A&M University System: 11 universities, 7 state agencies, 30K faculty, 135K students, $945M annual budget
- Former Deputy Director of the Defense Advanced Research Projects Agency (DARPA), Defense Sciences Office (DSO)



Denver Lough, MD, PhD
Chairman, Chief Executive Officer & President

PolarityTE®
Where Self Regenerates Self®

The PolarityTEAM - Clinical Advisory Board


Martin C. Robson, MD, FACS, Hon. FRCS, Hon. FRACS
Emeritus Professor at the University of South Florida, President American Burn Association, Wound Healing Society
William L. Hickerson, MD, FACS
Chief of Burn Surgery and the Professor of Plastic Surgery at the University of Tennessee, Medical Director of the Firefighters' Burn Center
Jeffrey W. Shupp, MD
Director Burn Center MedStar, Uniformed Services University of the Health Sciences in Washington, D.C, Associate Professor of Biomedical Engineering
Mark S. Granick, MD
Professor and the Chief of Plastic Surgery at Rutgers New Jersey Medical School
David J. Smith, Jr., MD
Richard G. Connar Professor & Chairman, Department of Surgery University of South Florida
Gerhard S. Mundinger, MD
Director of Plastic Surgery Children's Hospital of New Orleans, Assistant Professor of Cell Biology & Anatomy Louisiana State University
Michael W. Neumeister, MD, FRCS(C), FACS
Chair and Professor Department of Surgery Chairman of the Division of Plastic Surgery
Wayne J. Saunders, DMD
Chief of Oral and Maxillofacial Surgery and Dentistry, St. Luke's University Hospital
Stephen Milner, MD, DDS, DSc, FRCSE, FACS
Johns Hopkins Hospital Burn Center Director
Michael Callahan, MD, DTM&H, MSPH
Massachusetts General Hospital, Harvard Medical School, DOD, USAID, DARPA
Anand Kumar, MD
Chief of Plastic Surgery, Rainbow Children's Hospital
Anthony P. Tufaro, MD, DDS
Assoc Prof of Plastic Surgery and Oncology, Johns Hopkins University
Richard Swanson, MD
Chairman of Surgery, Cambridge Health Alliance, Harvard Medical School
Shannath Merbs, MD, PhD
Prof of Ophthalmology and Oncology, Wilmer Eye Institute, Johns Hopkins Univ
Trinity Bivalacqua, MD, PhD
R. Christian Evensen Prof of Urology and Oncology, Dept of Urology, Johns Hopkins
Maurice Nahabedian MD, FACS
Professor and Vice Chairman of Plastic Surgery at Georgetown University
Michael Grant, MD, PhD
Chief of Plastic Surgery, R Adams Cowley Shock Trauma Center, Univ of Maryland
Ryan Katz, MD
Attending Surgeon, Curtis National Hand Center, MedStar Union Memoral Hospital
Rachel Bluebond-Langner, MD
Assoc Prof of Plastic and Reconstructive Surgery, Transgender Surgery, NYU

Thank You For Your Time

PolarityTE® Corporate
Website: www.PolarityTE.com
Email: ParadigmShift@PolarityTE.com
Corporate Inquiries: (800) 378-2694
CorporateInquiries@PolarityTE.com
NASDAQ Ticker: PTE

PolarityTE® Investors Relations
Rich Haerle MBA, MPH
VP of Investor Relations
IR Inquiries: (385) 237-5786
Email: ir@PolarityTE.com


PolarityTE